UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

BRINX RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-102441 (Commission File Number)	98-0388682 (IRS Employer Identifica-tion No.)

6360 Jackson Road, Ann Arbor, Michigan 48103
 (Address of principal executive offices)(Zip Code)

(248) 840-0084
Registrant's telephone number, including area code

c/o Dill Dill Carr Stonbraker & Hutchings, P.C.
455 Sherman Street, Suite 300, Denver, Colorado 802033
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01                          Changes in Control of Registrant

Brinx Resources Ltd. was a party to litigation styled Jeffrey R. Beckett, Plaintiff, vs Brinx Resources Ltd., a Nevada corporation, Kenneth A. Cabianca, an individual, Georgia Knight, an individual, and Sarah Cabianca, an individual, Defendants, Case No. 3:13-cv-00342-LRH-WGC and that case filed in the County of Washoe, Case No. CV-13-00834.  On or about June 25, 2015, the parties entered into a Settlement Agreement and Mutual Release.  Additional documentation was executed including:

(1)            Irrevocable Proxy executed by Kenneth A. Cabianca on June 30, 2015;

(2)            Surrender and Relinquishment of All Ownership of All Series A Preferred Stock of Brinx Resources Ltd. owed by Kenneth A. Cabianca dated July 2, 2015;

(3)            Action by Consent in Writing In Lieu of Special Meeting of the Directors of Brinx Resources Ltd. dated as of July 1, 2015 executed by sole director Kenneth A. Cabianca;

(4)            Resignation from the Board of Directors of Brinx Resources Ltd. of Christopher Mulgrew dated June 29, 2015;

(5)            Resignation of Georgia Knight as Director of Brinx Resources Ltd. effective June 30, 2015;

(6)            Resignation from the Board of Directors of Brinx Resources Ltd. of Kenneth Cabianca dated July 2, 2015;

(7)            Resignation of Kenneth A. Cabianca as President of Brinx Resources Ltd. dated July 20, 2015;

(8)            Action by Consent in Writing In Lieu of Special Meeting of the Directors of Brinx Resources Ltd. dated as of July 9, 2015 executed by Joe Thompson and Leo Dagle appointing Jeffrey Beckett as a Director;

(9)            Release of Cabianca Parties and Beckett by Brinx executed by Joe Thompson, Leo Dagle and Jeffrey Beckett;

(10)            Stipulation and Order for Dismissal with Prejudice of the pending case.

These documents resolved all claims by and between the parties and resulted in the appointment of Jeffrey Beckett as a Director, Joe Thompson as a Director and Leo Dagle as a Director, with Mr. Beckett as Chairman.  Further, Mr. Beckett was appointed as President of Brinx Resources Ltd.  As indicated above, Mr. Cabianca surrendered all of the Series A Preferred Stock of Brinx Resources Ltd. previously issued to Mr. Cabianca by Brinx Resources Ltd.  All parties to the litigation executed mutual releases and no cash consideration was paid.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

See the disclosures in Item 5.01 above.

Item 8.01	Other Events

See the disclosures in Item 5.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINX RESOURCES LTD.
September 17, 2015	By: /s/ Jeff R. Beckett
Jeff R. Beckett President

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